NETLease Corporate Real Estate ETF
Schedule of Investments
November 30, 2024 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 99.4%	Shares	Value
Finance and Insurance - 3.6%
Innovative Industrial Properties, Inc.	16,837	$1,835,570

Real Estate and Rental and Leasing - 95.8%(a)
Agree Realty Corporation	28,662	2,201,241
Alpine Income Property Trust, Inc.	48,000	858,720
Broadstone Net Lease, Inc.	114,346	2,002,198
EPR Properties	44,082	2,000,000
Essential Properties Realty Trust, Inc.	65,576	2,236,142
Four Corners Property Trust, Inc.	64,585	1,918,820
Gaming and Leisure Properties, Inc.	35,198	1,816,569
Getty Realty Corporation	65,845	2,164,984
Gladstone Commercial Corporation	136,856	2,410,034
Global Net Lease, Inc.	242,754	1,798,807
LXP Industrial Trust	201,982	1,888,532
NETSTREIT Corporation	125,376	2,032,345
NNN REIT, Inc.	89,063	3,916,991
One Liberty Properties, Inc.	73,395	2,206,988
Postal Realty Trust, Inc. - Class A	126,361	1,790,535
Realty Income Corporation	67,382	3,900,744
Safehold, Inc.	83,502	1,783,603
STAG Industrial, Inc.	103,132	3,794,226
VICI Properties, Inc.	125,002	4,076,315
WP Carey, Inc.	69,728	3,978,680
		48,776,474
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $56,056,016)		50,612,044

SHORT-TERM INVESTMENTS - 0.6%		Value
Money Market Funds - 0.6%	Shares
First American Government Obligations Fund - Class X, 4.56% (b)	290,460	290,460
TOTAL SHORT-TERM INVESTMENTS (Cost $290,460)		290,460

TOTAL INVESTMENTS - 100.0% (Cost $56,346,476)		50,902,504
Other Assets in Excess of Liabilities - 0.0% (c)		9,387
TOTAL NET ASSETS - 100.0%		$50,911,891
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$50,612,044	$–	$–	$50,612,044
Money Market Funds	290,460	–	–	290,460
Total Investments	$50,902,504	$–	$–	$50,902,504

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the period ended November 30, 2024, the Fund did not recognize any transfers to or from Level 3.